Exhibit 4.1

Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND CONSENT AND WAIVER

This AMENDMENT NO. 2 TO CREDIT AGREEMENT AND CONSENT AND WAIVER, dated as of February 15, 2013 (this “Amendment”), is entered into by and among EnergySolutions, Inc., a Delaware corporation (“Parent”),  EnergySolutions, LLC, a Utah limited liability company (“EnergySolutions”), as the Borrower, the Lenders signatory hereto and JPMorgan Chase Bank, N.A., as the Administrative Agent, and is made with reference to that certain Credit Agreement dated as of August 13, 2010, as amended by that certain Amendment No. 1, dated as of August 23, 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Parent,  EnergySolutions, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as the Administrative Agent.  Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of January 7, 2013 (as amended prior to the date hereof, the “Merger Agreement”), by and among Parent, Rockwell Holdco, Inc., a Delaware corporation (“Holdco”), and Rockwell Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Holdco (“Merger Sub”), Merger Sub intends to merge with and into Parent, with Parent continuing as the surviving entity (the “Merger”).  The Merger Agreement and related documents entered into by the Parent, Merger Sub, their respective shareholders or members, and/or their respective Subsidiaries or other Affiliates are hereinafter collectively referred to as the “Merger Documents”;

WHEREAS, EnergySolutions has requested, and the Administrative Agent and the Lenders signatory hereto have agreed, to amend and/or waive certain provisions of the Credit Agreement, and to consent to certain matters, in each case as provided for herein; and

WHEREAS, Morgan Stanley Senior Funding, Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC (collectively, the “Lead Arrangers”) have agreed to act as lead arrangers and bookrunners with respect to this Amendment.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants contained herein the parties hereto agree, effective as of the Execution Date (as defined below) (with the exception of Section 1 hereto, which shall be effective as of the Effective Date (as defined below)), as follows:

SECTION 1. AMENDMENT

(a)                                 Section 1.1 of the Credit Agreement is hereby amended as follows:

(i)                                     The definition of “Applicable Margin” is hereby amended and restated in its entirety to read as follows:

“Applicable Margin” shall mean, for any date, (a) with respect to any Term Loan (i) 4.00% per annum, in the case of a Base Rate Loan or (ii) 5.00% per annum, in the case of a Eurodollar Loan and (b) with respect to any Revolving Loan, (i) 3.50% per annum, in the case of a Base Rate Loan, or (ii) 4.50% per annum, in the case of a Eurodollar Loan.

(ii)                                  The definition of “Change of Control” is hereby amended and restated in its entirety to read as follows:

“Change of Control” shall mean Energy Capital Partners II, LP, and/or its Affiliates, in the aggregate, shall fail to own and control, directly or indirectly, beneficially and of record, Equity Interests in EnergySolutions representing at least 50% on a fully diluted basis of (a) the aggregate ordinary voting power and (b) the aggregate equity value represented by the issued and outstanding Equity Interests of EnergySolutions.

(iii)                               The definition of “Class” is hereby amended and restated in its entirety to read as follows:

“Class”, when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Term Loans, Revolving Loans, extended Revolving Loans pursuant to an Extension Permitted Amendment or, to the extent such Loans have different terms and conditions than the Term Loans, Incremental Term Loans, (b) any Commitment, refers to whether such Commitment is a Term Commitment, a Revolving Commitment, an extended Revolving Commitment pursuant to an Extension Permitted Amendment or an Incremental Term Commitment and (c) any Lender, refers to whether such Lender has a Loan or a Commitment of a particular Class.  Incremental Term Loans and Incremental Term Commitments that have different terms and conditions shall constitute separate Classes of Loans and Commitments.

(iv)                              The definition of “Revolving Maturity Date” is hereby amended and restated in its entirety to read as follows:

“Revolving Maturity Date” shall mean the fifth anniversary of the date of this Agreement; provided that, after the effectiveness of an Extension Permitted Amendment providing for a new Class of extended Revolving Commitments and Revolving Loans, the “Revolving Maturity Date” with respect to such Class of Revolving Commitments and Revolving Loans shall be as provided in such Extension Permitted Amendment.

(v)                                 The following new terms and related definitions are hereby inserted in Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Extending Revolving Issuing Banks” shall have the meaning set forth in Section 2.22(a).

“Extending Revolving Lenders” shall have the meaning set forth in Section 2.22(a).

“Extension Agreement” shall mean an extension agreement, in form and substance reasonably satisfactory to EnergySolutions and the applicable Extending Revolving Lenders and/or Extending Revolving Issuing Banks, to be entered into by and among Parent, EnergySolutions, the Administrative Agent and such Extending Revolving Lenders and/or Extending Revolving Issuing Banks, effecting an Extension Permitted

Amendment and such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.22.

“Extension Offer” shall have the meaning set forth in Section 2.22(a).

“Extension Permitted Amendment” shall mean an amendment to this Agreement and the other Loan Documents, effected in connection with an Extension Offer pursuant to Section 2.22, providing for (a) an extension of the Revolving Maturity Date applicable to the Extending Revolving Lenders’ Revolving Loans and/or Revolving Commitments of the applicable Extension Request Class and/or (b) an extension by one or more Revolving Issuing Banks of the period for which such Persons will act as Revolving Issuing Banks.

“Extension Request Class” shall have the meaning set forth in Section 2.22(a).

“Holdco” shall mean Rockwell Holdco, Inc., a Delaware corporation.

“Rockwell” shall mean Rockwell Acquisition Corp., a Delaware corporation.

“Second Amendment Effective Date” shall mean the “Effective Date”, as defined in that certain Amendment No. 2 to Credit Agreement and Consent and Waiver, dated as of February 15, 2013, by and among the Parent, EnergySolutions, the Administrative Agent and the Lenders party thereto.

“Second Amendment Execution Date” shall mean the “Execution Date”, as defined in that certain Amendment No. 2 to Credit Agreement and Consent and Waiver, dated as of February 15, 2013, by and among the Parent, EnergySolutions, the Administrative Agent and the Lenders party thereto.

(b)                                 Section 2.13(c) of the Credit Agreement is hereby amended by replacing the words “Closing Date” in the first line thereof with the words “Second Amendment Execution Date”.

(c)                                  Section 2.19(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) Reduction of Revolving Commitments and Revolving L/C Specified Amount.                                    EnergySolutions may at any time terminate, or from time to time permanently reduce, (i) the Revolving Commitments; provided that (x) each partial reduction of the Revolving Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (y) EnergySolutions shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of Revolving Loans in accordance with Section 2.11(a), the Aggregate Revolving Exposure would exceed the Aggregate Revolving Commitment and (ii) the Revolving L/C Specified Amount; provided that (x) each partial reduction of the Revolving L/C Specified Amount shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (y) EnergySolutions shall not terminate or reduce the Revolving L/C Specified Amount if, after giving effect to any concurrent termination of Revolving Letters of Credit in accordance with Section 2.11(a), the Revolving L/C Exposure would exceed the Revolving L/C Specified Amount.”.

(d)                                 Article II of the Credit Agreement is hereby amended by inserting a new Section 2.22 after existing Section 2.21 as follows:

“SECTION 2.22  Extensions of Revolving Commitments.

(a)                                 EnergySolutions may on one or more occasions, by written notice to the Administrative Agent, make one or more offers (each, an “Extension Offer”) to all (and not fewer than all) the Revolving Lenders and/or Revolving Issuing Banks of one or more Classes (each Class subject to such an Extension Offer, an “Extension Request Class”) to make one or more Extension Permitted Amendments pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to EnergySolutions.  Such notice shall set forth (i) the terms and conditions of the requested Extension Permitted Amendments and (ii) the date on which such Extension Permitted Amendments are requested to become effective (which shall not be less than ten Business Days nor more than 30 Business Days after the date of such notice, unless otherwise agreed to by the Administrative Agent).  Extension Permitted Amendments shall become effective only with respect to the Revolving Loans and Revolving Commitments of the Revolving Lenders and/or Revolving Issuing Banks of the Extension Request Class that accept (it being understood and agreed that any Revolving Lender or Revolving Issuing Bank that fails to respond to an Extension Offer shall be deemed to have rejected such Extension Offer) the applicable Extension Offer (such Revolving Lenders, the “Extending Revolving Lenders” and such Revolving Issuing Banks, the “Extending Revolving Issuing Banks”) and (x) in the case of any Extending Revolving Lender, only with respect to such Revolving Lender’s Revolving Loans and Revolving Commitments of such Extension Request Class as to which such Revolving Lender’s acceptance has been made and (y) in the case of any Extending Revolving Issuing Bank, only with respect to such Revolving Issuing Bank’s agreement to act as Revolving Issuing Bank.  With respect to all Extension Permitted Amendments consummated by EnergySolutions pursuant to this Section 2.22, (A) such Extensions shall not constitute voluntary or mandatory payments or prepayments for purposes of Sections 2.10 and 2.11 and (B) any Extension Offer, unless contemplating a Revolving Maturity Date already in effect hereunder pursuant to a previously consummated Extension Permitted Amendment, is required to be in a minimum amount of $10,000,000, provided that EnergySolutions may at its election specify as a condition to consummating any such Extension Permitted Amendment that a minimum amount (to be determined and specified in the relevant Extension Offer in EnergySolutions’ sole discretion and which may be waived by EnergySolutions) of Revolving Commitments or Revolving Loans of any or all applicable Classes be extended.  If the aggregate principal amount of Revolving Commitments in respect of which Revolving Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Revolving Commitments offered to be extended by EnergySolutions pursuant to such Extension Offer, then the Revolving Commitments (and related Revolving Loans) of such Revolving Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Revolving Lenders have accepted such Extension Offer.

(b)                                 An Extension Permitted Amendment shall be effected pursuant to an Extension Agreement executed and delivered by the Parent, EnergySolutions, each applicable Extending Revolving Lender and Extending Revolving Issuing Bank and the Administrative Agent; provided that no Extension Permitted Amendment shall become effective unless no Event of Default shall have occurred and be continuing on the date of effectiveness thereof.  The Administrative Agent shall promptly notify each Revolving Lender and Revolving Issuing Bank as to the effectiveness of each Extension Agreement.  Each Extension Agreement may, without the consent of any Revolving Lender or any Revolving Issuing Bank other than the applicable Extending Revolving Lenders and Extending Revolving Issuing Banks, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to give effect to the provisions of this Section, including any amendments necessary to treat the applicable Revolving Loans and/or Revolving Commitments of the Extending Revolving Lenders or the agreement to act as Revolving Issuing Bank of such Extending Revolving Issuing Banks as a new Class of revolving loans and/or revolving commitments hereunder (and the Revolving Lenders or Revolving Issuing Banks hereby irrevocably authorize the Administrative Agent to enter into any such amendments); provided that (i) all Borrowings, all prepayments of Revolving Loans and all reductions of Revolving Commitments shall continue to be made on a ratable basis among all Revolving Lenders, based on the relative amounts of their Revolving Commitments (i.e., both extended and non-extended), until the repayment of the Revolving Loans attributable to the non-extended Revolving Commitments (and the termination of the non-extended Revolving Commitments) on the relevant Revolving Maturity Date, (ii) the allocation of the participation exposure with respect to any then-existing or subsequently issued or made Revolving Letter of Credit as between the Revolving Commitments of such new “Class” and the remaining Revolving Commitments shall be made on a ratable basis in accordance with the relative amounts thereof until the Revolving Maturity Date relating to such non-extended Revolving Commitments has occurred (it being understood, however, that no reallocation of such exposure to extended Revolving Commitments shall occur on such Revolving Maturity Date if (1) any Event of Default under clause (b), (f) or (g) of Section 8.1 exists at the time of such reallocation or (2) such reallocation would cause the revolving credit exposure of any Revolving Lender with a Revolving Commitment to exceeds its Revolving Commitment), (iii) the Revolving Availability Period and the Revolving Maturity Period, as such terms are used in reference to Revolving Letters of Credit, shall not be extended pursuant to any such Extension Agreement with respect to any Revolving Issuing Bank that has rejected the applicable Extension Offer, and (iv) at no time shall there be more than three Classes of Revolving Commitments hereunder, unless otherwise agreed by the Administrative Agent.  If the Aggregate Revolving Exposure exceeds the Aggregate Revolving Commitment as a result of the occurrence of the Revolving Maturity Date with respect to any Class of Revolving Commitments while an extended Class of Revolving Commitments remains outstanding, EnergySolutions shall make such payments and provide such cash collateral as may be required by Section

2.11(a) to eliminate such excess on such Revolving Maturity Date.  The Administrative Agent, the Lenders and the Revolving Issuing Banks hereby acknowledge that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement are not intended to apply to the transactions effected pursuant to this Section 2.22.

(c)                                  Any such extension may be made in an amount that is less than the amount requested by EnergySolutions to be extended if EnergySolutions is unable to arrange for, or chooses not to arrange for, Revolving Commitments in an amount equal to the Revolving Commitments then in effect but in no event shall any such extension be made in an amount that exceeds the Aggregate Revolving Commitments hereunder (as may be increased, from time to time, pursuant to Section 2.18).  If EnergySolutions is unable to arrange for, or chooses not to arrange for, Extending Revolving Issuing Banks willing to extend for the full amount of the Revolving L/C Specified Amount then in effect, the Revolving L/C Specified Amount may be reduced by EnergySolutions in accordance with Section 2.19(b).”.

(e)                                  Section 6.1 of the Credit Agreement is hereby amended by deleting the following parenthetical in its entirety:  “(or, so long as Parent shall be subject to periodic reporting obligations under the Exchange Act, by the date five days after the date that the Quarterly Report on Form 10-Q of Parent for such fiscal quarter would be required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available thereunder for the filing of such form)”.

(f)                                   Section 6.2 of the Credit Agreement is hereby amended by deleting the following parenthetical in its entirety:  “(or, so long as Parent shall be subject to periodic reporting obligations under the Exchange Act, by the date five days after the date that the Annual Report on Form 10-K of Parent for such fiscal quarter would be required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available thereunder for the filing of such form)”.

(g)                                  Section 7.1 of the Credit Agreement is hereby amended by inserting a new paragraph immediately after clause (u) thereof as follows:

“Notwithstanding the foregoing, from and after the date that is 150 days after the Second Amendment Effective Date, Parent and EnergySolutions shall not permit the sum of (a) the aggregate outstanding principal amount of Term Loans under this Credit Agreement plus (b) the outstanding principal amount of the Senior Notes to exceed an amount equal to $675,000,000.”.

(h)                                 Section 7.7(c) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (vi) thereof, (ii) inserting “and” at the end of clause (vii) thereof and (iii) inserting a new clause (viii) immediately after clause (vii) thereof as follows:

“(viii)                  payments in respect of the Senior Notes to be made by the Parent or EnergySolutions to the extent such payments are made solely from the proceeds of equity contributions from Rockwell, Holdco, Energy Capital Partners II, LP, and/or any of their respective Affiliates (other than the Parent or EnergySolutions).”.

(i)                                     Section 8.1(j)(iii) of the Credit Agreement is hereby amended by deleting the words “or the Senior Notes” prior to the phrase “without the prior payment in full of the Obligations”.

(j)                                    Section 10.10(b) of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (x) thereof, (ii) inserting “and” at the end of clause (y) thereof and (iii) inserting a new subclause (z) immediately after clause (y) thereof as follows:

“(z) with the agreement and consent of the Revolving Lenders and Revolving Issuing Banks referred to therein, and without the necessity of obtaining the approval of any other Lenders or Revolving Issuing Banks hereunder, Extension Permitted Amendments may be entered into pursuant to Section 2.22.”.

SECTION 2. CONSENT AND WAIVER

Each of the Administrative Agent and each Lender signatory hereto hereby (a) consents to the Merger, the execution, delivery and performance of the Merger Documents and the transactions contemplated by the Merger Documents without waiver or amendment thereof that is material and adverse to the Lenders unless consented to by the Lead Arrangers (such consent not to be unreasonably withheld, delayed or conditioned), (b) agrees that the Merger shall not constitute a Change of Control under the Credit Agreement (either before or after giving effect to this Amendment) and waives any Default or Event of Default arising, or which may arise under any Loan Document, in connection with or as a result of the consummation of the Merger or any other transaction contemplated by the Merger Documents and (c) consents to the repayment, defeasance or repurchase of the Senior Notes by the Parent or EnergySolutions, provided that such repayment, defeasance or repurchase is made from equity contributions received from Rockwell, Holdco, Energy Capital Partners II, LP, or any Affiliate thereof.

SECTION 3. AUTHORIZATION TO ENTER INTO THIS AMENDMENT

Each of the Parent, EnergySolutions, the Administrative Agent and the Lenders signatory hereto agrees and acknowledges that the amendments set forth in this Amendment constitute amendments that require pursuant to Section 10.1(a) of the Credit Agreement the consent of the Majority Lenders and that, accordingly, the Parent, EnergySolutions, the Administrative Agent and the Lenders signatory hereto are authorized to execute this Amendment and to cause this Amendment to be binding upon the Parent, EnergySolutions, the Administrative Agent and the Lenders.

SECTION 4. EXECUTION DATE

This Amendment shall become binding and effective upon the date on which the following conditions are satisfied (such date, the “Execution Date”):

(a)                                 due execution of this Amendment by each of the Parent, EnergySolutions, the Administrative Agent and Lenders constituting Majority Lenders;

(b)                                 payment by or on behalf of EnergySolutions to the Administrative Agent, for the account of each Lender that returns to the Administrative Agent its executed counterpart of a signature page to this Amendment no later than 5:00 p.m. (New York time) on February 15, 2013, of a fee equal to 0.50% of the sum of such Lender’s outstanding Term Loans and Revolving Commitments as of the Execution Date (determined after giving effect to this Amendment); and

(c)                                  the Administrative Agent shall have received from EnergySolutions (or on its behalf) reimbursement of all reasonable and documented fees, charges and disbursements of one legal counsel in connection with the preparation of this Amendment;

provided that the amendments contained in Section 1 hereto shall not become effective until the occurrence of the Effective Date (as defined below).

SECTION 5. CONDITIONS TO EFFECTIVENESS

Notwithstanding the foregoing Section 4, the amendments contained in Section 1 hereto shall become effective (and the Credit Agreement shall be deemed to have been modified as provided therein) only upon the date on which the following conditions are satisfied (such date, the “Effective Date”):

(a)                                 the Merger occurs in accordance with the Merger Agreement without waiver or amendment thereof that is material and adverse to the Lenders unless consented to by the Lead Arrangers (such consent not to be unreasonably withheld, delayed or conditioned); and

(b)                                 payment by or on behalf of EnergySolutions to the Administrative Agent, for the account of each Lender that returns to the Administrative Agent its executed counterpart of a signature page to this Amendment no later than 5:00 p.m. (New York time) on February 15, 2013, of a fee equal to 0.50% of the sum of such Lender’s outstanding Term Loans and Revolving Commitments as of the Effective Date (determined after giving effect to this Amendment).

SECTION 6. REPRESENTATIONS AND WARRANTIES

Each of the Parent and EnergySolutions hereby represents and warrants that:

(a)                                 this Amendment has been duly authorized, executed and delivered by it and each of this Amendment and the Credit Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(b)                                 as of the Execution Date, after giving effect to the consents and waivers set forth in Section 2 hereto, there is no Default or Event of Default that is now existing or which would result from the execution of this Amendment.

SECTION 7. EFFECT ON AND RATIFICATION OF LOAN DOCUMENTS

(a)                                 Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, any Issuing Bank or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

(b)                                 On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement “thereunder”, “thereof”, “therein” or words of like import intended to refer to the Credit Agreement in any other Loan Document, shall be deemed a reference to the Credit Agreement as amended hereby.

(c)                                  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8. COUNTERPARTS

This Amendment may be executed in any number of counterparts. each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. GOVERNING LAW

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first set forth above.

ENERGYSOLUTIONS, INC.

By:	/s/ Gregory S. Wood
Name:	Gregory S. Wood
Title:	Executive Vice President and Chief Financial Officer

ENERGYSOLUTIONS, LLC

By:	/s/ Gregory S. Wood
Name:	Gregory S. Wood
Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, NA.,
as Administrative Agent

By:	/s/ Peter Christensen
Name:	Peter Christensen
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Cedar Funding Ltd.

By:	AEGON USA Investment Management, LLC

Executing as a LENDER:

By:	/s/ Lisa Baltagi
	Name:	Lisa Baltagi
	Title:	Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:
Malibu CBNA Loan Funding LLC

Executing as a LENDER:

By:	/s/ Matt Garvis
	Name:	Matt Garvis
	Title:	Attorney in Fact

For any Lender requiring a second signature line:

By:	N/A
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: Transamerica Life Insurance Company
BY: AEGON USA Investment Management, LLC, its investment manager

Executing as a LENDER:

By:	/s/ James Rich
	Name:	James Rich
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:
Nantucket CLO 1 Ltd.
By: Fortis Investment Management USA, Inc.
as Attorney-in-Fact

Executing as a LENDER:

By:	/s/ Vanessa Ritter
	Name:	Vanessa Ritter
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

GREYROCK CDO LTD.,

By: Landmark Funds LLC, as Manager

Executing as a LENDER:

By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Designated Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

LANDMARK V CDO LIMITED

By: Landmark Funds LLC, as Manager
By: Sound Harbour Partners, LLC, as Sub-Advisor

Executing as a LENDER:

By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Designated Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

LANDMARK VII CDO LTD

By: Landmark Funds LLC, as Manager

Executing as a LENDER:

By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Designated Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

LANDMARK VIII CLO LTD

By: Landmark Funds LLC, as Manager

Executing as a LENDER:

By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Designated Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

One Wall Street CLO II LTD

By: Alcentra NY, LLC, as investment advisor

Executing as a LENDER:

By:	/s/ Robert Davis
	Name:	Robert Davis
	Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Pacifica CDO V LTD

By: Alcentra NY, LLC, as investment advisor

Executing as a LENDER:

By:	/s/ Robert Davis
	Name:	Robert Davis
	Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Pacifica CDO VI LTD

By: Alcentra NY, LLC, as investment advisor

Executing as a LENDER:

By:	/s/ Robert Davis
	Name:	Robert Davis
	Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Veritas CLO II, LTD

By: Alcentra NY, LLC, as investment advisor

Executing as a LENDER:

By:	/s/ Robert Davis
	Name:	Robert Davis
	Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Westwood CDO I LTD

By: Alcentra NY, LLC, as investment advisor

Executing as a LENDER:

By:	/s/ Robert Davis
	Name:	Robert Davis
	Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Westwood CDO II LTD

By: Alcentra NY, LLC, as investment advisor

Executing as a LENDER:

By:	/s/ Robert Davis
	Name:	Robert Davis
	Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:
ACAS CLO 2007-1, Ltd.
By: American Capital Leveraged Finance Management, LLC (f/k/a American Capital Asset Management, LLC)

Executing as a LENDER:

By:	/s/ Dana Dratch
	Name:	Dana Dratch
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

AMMC CLO IV, LIMITED

By: American Money Management Corp., as Collateral Manager

Executing as a LENDER:

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

AMMC CLO V, LIMITED

By: American Money Management Corp., as Collateral Manager

Executing as a LENDER:

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

AMMC CLO VI, LIMITED

By: American Money Management Corp., as Collateral Manager

Executing as a LENDER:

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

AMMC CLO X, LIMITED

By: American Money Management Corp., as Collateral Manager

Executing as a LENDER:

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

AMMC CLO XI, LIMITED

By: American Money Management Corp., as Collateral Manager

Executing as a LENDER:

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

AMMC VII, LIMITED

By: American Money Management Corp., as Collateral Manager

Executing as a LENDER:

By:	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

ALM Loan Funding 2010-3, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

Executing as a LENDER:

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Apollo/Palmetto Loan Portfolio, L.P.

By: Apollo Credit Management II, L.P., its investment manager

Executing as a LENDER:

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Apollo Senior Floating Rate Fund Inc.

By: Account 631203

Executing as a LENDER:

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

CORNERSTONE CLO LTD.

By: Apollo Debt Advisors LLC, as its Collateral Manager

Executing as a LENDER:

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: DOUBLE HAUL TRADING, LLC

Executing as a LENDER:

BY: SunTrust Bank, its Manager

By:	/s/ Douglas Weltz
Name: Douglas Weltz
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

IBM Personal Pension Plan Trust

By: Apollo Fund Management LLC, its Investment Manager

Executing as a LENDER:

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

LeverageSource III S.a.r.l.

Executing as a LENDER:

By:	/s/ Paul Plank
Name: Paul Plank
Title: Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

LeverageSource V S.A.R.L.

Executing as a LENDER:

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Class A Manager

For any Lender requiring a second signature line:

By:	/s/ Laurent Ricci
Name: Laurent Ricci
Title: Class B Manager

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

RAMPART CLO 2006-1 LTD.

By: Apollo Debt Advisors LLC, as its Collateral Manager

Executing as a LENDER:

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Rampart CLO 2007 LTD.

By: Apollo Debt Advisors LLC as its Collateral Manager

Executing as a LENDER:

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

STONE TOWER CLO III LTD.

By: Apollo Debt Advisors LLC, as its Collateral Manager

Executing as a LENDER:

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Stone Tower CLO V Ltd.

By: Apollo Debt Advisors LLC, as its Collateral Manager

Executing as a LENDER:

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

STONE TOWER CLO VI LTD.

By: Apollo Debt Advisors LLC, as its Collateral Manager

Executing as a LENDER:

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

STONE TOWER CLO VII LTD.

By: Apollo Debt Advisors LLC, as its Collateral Manager

Executing as a LENDER:

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

ATRIUM VII
By:	Credit Suisse Asset Management, LLC, as portfolio manager

Executing as a LENDER:

By:	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

EnergySolutions

AVENUE CLO II, LIMITED

NAME OF LENDER:

Executing as a LENDER:

By:	/s/ Jeff Gary
Name: Jeff Gary
Title: Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: Bank of America, N.A.

Executing as a LENDER:

By:	/s/ Jonathan M Barnes
Name: Jonathan M Barnes
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:
BBT Fund, L.P.

Executing as a LENDER:

By:	/s/ William O. Reimann
Name: William O. Reimann
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:
BBT Master Fund, L.P.

Executing as a LENDER:

By:	/s/ William O. Reimann
Name: William O. Reimann
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Bentham Wholesale Syndicated Loan Fund
By: Credit Suisse Asset Management, LLC, as Agent (Sub-advisor) to
Challenger Investment Services Limited, the Responsible Entity for
Bentham Wholesale Syndicated Loan Fund

Executing as a LENDER:

By:	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

CANARAS SUMMIT CLO LTD.

By: Canaras Capital Management, LLC As Sub-Investment Adviser

Executing as a LENDER:

By:	/s/ Richard Vratanina
Name: Richard Vratanina
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Del Mar CLO I, LTD.

By: Caywood-Scholl Capital Management LLC, as Collateral Manager

Executing as a LENDER:

By:	/s/ James Dudnick
Name: James Dudnick
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: CITIBANK, N.A.

Executing as a LENDER:

By:	/s/ Blake Gronich
Name: Blake Gronich
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

DUANE STREET CLO I, LTD.
By: Citigroup Alternative Investments LLC,
As Collateral Manager

Executing as a LENDER:

By:	/s/ Roger Yee
Name: Roger Yee
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

DUANE STREET CLO II, LTD.
By: Citigroup Alternative Investments LLC,
As Collateral Manager

Executing as a LENDER:

By:	/s/ Roger Yee
Name: Roger Yee
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

DUANE STREET CLO III, LTD.
By: Citigroup Alternative Investments LLC,
As Collateral Manager

Executing as a LENDER:

By:	/s/ Roger Yee
Name: Roger Yee
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

DUANE STREET CLO IV, LTD.
By: Citigroup Alternative Investments LLC,
As Collateral Manager

Executing as a LENDER:

By:	/s/ Roger Yee
Name: Roger Yee
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

CL Long/Short Select Master Limited

Executing as a LENDER:

By:	/s/ Emily Chong
Name: Emily Chong
Title: Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

MADISON PARK FUNDING VIII, LTD.
By:	Credit Suisse Asset Management, LLC, as portfolio manager

Executing as a LENDER:

By:	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Atrium III

Executing as a LENDER:

By:	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Atrium IV

Executing as a LENDER:

By:	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Atrium V
By:	Credit Suisse Asset Management, LLC, as collateral manager

Executing as a LENDER:

By:	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND
By:	Credit Suisse Asset Management, LLC, as Investment Advisor

Executing as a LENDER:

By:	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

THE CITY OF NEW YORK GROUP TRUST
By:	Credit Suisse Asset Management, LLC, as its manager

Executing as a LENDER:

By:	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

AUSTRALIANSUPER
By: Credit Suisse Asset Management, LLC, as sub-advisor Bentham Asset
Management Pty Ltd. In its capacity as agent of and investment manager for
AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

Executing as a LENDER:

By:	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

RAYTHEON MASTER PENSION TRUST
By:	Credit Suisse Asset Management, LLC, as investment manager

Executing as a LENDER:

By:	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Madison Park Funding I, Ltd,

Executing as a LENDER:

By:	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Madison Park Funding II, Ltd.
By:	Credit Suisse Asset Management, LLC, as collateral manager

Executing as a LENDER:

By:	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Madison Park Funding IV, Ltd.
By:	Credit Suisse Asset Management, LLC, as collateral manager

Executing as a LENDER:

By:	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Madison Park Funding V, Ltd.
By:	Credit Suisse Asset Management, LLC, as collateral manager

Executing as a LENDER:

By:	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Madison Park Funding VI, Ltd.
By:	Credit Suisse Asset Management, LLC, as collateral manager

Executing as a LENDER:

By:	/s/ Louis Farano
Name: Louis Farano
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: Credit Suisse AG, Cayman Islands Branch

Executing as a LENDER:

By:	/s/ John Toronto
Name: John Toronto
Title: Managing Director

For any Lender requiring a second signature line:

By:	/s/ Wei-Jen Yuan
Name: Wei-Jen Yuan
Title: Associate

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

CREDIT SUISSE LOAN FUNDING LLC

Executing as a LENDER:

By:	/s/ Michael Wotanowski
Name: Michael Wotanowski
Title: Authorized Signatory

By:	/s/ Leigh Dworkin
Name: Leigh Dworkin
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

Crescent Capital High Income Fund L.P.
Business Name: Crescent Capital LP High Income Fund
By: Crescent Capital Group LP, its adviser

Executing as a LENDER:

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

Crescent Senior Secured Floating Rate Loan Fund, LLC
By: Crescent Capital Group LP, its adviser

Executing as a LENDER:

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

BELL ATLANTIC MASTER TRUST
By: Crescent Capital Group LP, its sub-adviser

Executing as a LENDER:

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

FARAKER INVESTMENT PTE LTD.
By: Crescent Capital Group LP, its sub-adviser

Executing as a LENDER:

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

ILLINOIS STATE BOARD OF INVESTMENT
By: Crescent Capital Group LP, its sub-adviser

Executing as a LENDER:

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

RGA REINSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser

Executing as a LENDER:

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

TCW SENIOR SECURED LOAN FUND, LP
By: Crescent Capital Group LP, its sub-adviser

Executing as a LENDER:

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

WEST BEND MUTUAL INSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser

Executing as a LENDER:

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

FIRST 2004-II CLO, LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

Executing as a LENDER:

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

MAC CAPTIAL, LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

Executing as a LENDER:

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

MOMENTUM CAPITAL FUND, LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

Executing as a LENDER:

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

VITESSE CLO LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

Executing as a LENDER:

By:	/s/ John Hwang
	Name:	John Hwang
	Title:	Vice President

By:	/s/ G. Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: Deerfield Capital Management LLC, its Collateral Manager

Market Square CLO Ltd.
Cumberland II CLO Ltd.
Marquette Park CLO Ltd.
Bridgeport CLO Ltd.
Schiller Park CLO Ltd.
Burr Ridge CLO Plus Ltd.
Bridgeport CLO II Ltd.

Issuer	Asset	Par (USD)	Par Amount Settled
MARKETSQUARE		0.00	611,696.43
CUMBERLAND-2		0.00	1,411,607.15
MARQUETTEPARK		0.00	941,071.43
BRIDGEPORT		0.00	2,164,464.29
SCHILLERPARK		0.00	1,882,142.86
BURRRIDGE		0.00	1,176,339.29
BRIDGEP-II		0.00	2,164,464.29

Executing as a LENDER:

By:	/s/ Claudette Kraus
	Name:	Claudette Kraus
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:  CIFC Asset Management LLC, its Collateral Manager

CIFC Funding 2006-IB, Ltd.
CIFC Funding 2006-II, Ltd.
CIFC Funding 2007-II, Ltd.
CIFC Funding 2007-IV, Ltd.

Issuer	Asset	Par (USD)	Par Amount Settled
CIFC06-1B		0.00	1,882,142.86
CIFC06-2		0.00	1,693,928.58
CIFC07-2		0.00	2,258,571.44
CIFC07-4		0.00	1,129,285.71

Executing as a LENDER:

By:	/s/ Claudette Kraus
	Name:	Claudette Kraus
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

ColumbusNova CLO Ltd. 2006-II
ColumbusNova CLO IV Ltd. 2007-II

Issuer	Asset	Par (USD)	Par Amount Settled
CN-2006-II		0.00	1,882,142.86
CN-2007-II		0.00	1,882,142.86

Executing as a LENDER:

By:	/s/ Claudette Kraus
	Name:	Claudette Kraus
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: CypressTree Investment Management, LLC, its Collateral Manager

Hewett’s Island CLO V, Ltd.

Issuer	Asset	Par (USD)	Par Amount Settled
Hewetts 5		0.00	1,411,607.14

Executing as a LENDER:

By:	/s/ Claudette Kraus
	Name:	Claudette Kraus
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Four Corners CLO II, Ltd.

Executing as a LENDER:

By:	/s/ Matthew Garvis
	Name:	Matthew Garvis
	Title:	Vice President

For any Lender requiring a second signature line:

By:	N/A
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Four Corners CLO III, Ltd.

Executing as a LENDER:

By:	/s/ Adam Brown
	Name:	Adam Brown
	Title:	Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

ECP CLO 2012-3, LTD

By: Silvermine Capital Management

Executing as a LENDER:

By:	/s/ Jonathan Marks
	Name:	Jonathan Marks
	Title:	Principal

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: AFC Investors Trust

Executing as a LENDER:

By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated December 4, 2008

By:	/s/ Joseph B. Feil
	Name:	Joseph B. Feil
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: BFC Investors Trust

Executing as a LENDER:

By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated December 4, 2008

By:	/s/ Joseph B. Feil
	Name:	Joseph B. Feil
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: CFC Investors Trust

Executing as a LENDER:

By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated December 11, 2008

By:	/s/ Joseph B. Feil
	Name:	Joseph B. Feil
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:  EFC Investors Trust

Executing as a LENDER:

By:  Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated December 4, 2008

By:	/s/ Joseph B. Feil
	Name:	Joseph B. Feil
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: MFC Investors Trust

Executing as a LENDER:

By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated May 8, 2009

By:	/s/ Joseph B. Feil
	Name:	Joseph B. Feil
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:  VFC Interests Trust

Executing as a LENDER:

By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated April 20, 2010

By:	/s/ Joseph B. Feil
Name: Joseph B. Feil
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

First Trust Short Duration High Income Fund

By: First Trust Advisors L.P., its investment manager

Executing as a LENDER:

By:	/s/ Scott Fries
Name: Scott Fries
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

First Trust Senior Floating Rate Income Fund II

By: First Trust Advisors L.P., its investment manager

Executing as a LENDER:

By:	/s/ Scott Fries
Name: Scott Fries
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Fortress Credit Investment I LTD

Executing as a LENDER:

By:	/s/ Glenn P. Cummins
Name: Glenn P. Cummins
Title: Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Fortress Credit Investment II LTD

Executing as a LENDER:

By:	/s/ Glenn P. Cummins
Name: Glenn P. Cummins
Title: Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: Glazer Capital Management, LP

Executing as a LENDER:

By:	/s/ Paul Glazer
Name: Paul Glazer
Title: Manager

For any Lender requiring a second signature line:

By:
Name: NA
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: Glazer Enhanced Fund, LP

Executing as a LENDER:

By:	/s/ Paul Glazer
Name: Paul Glazer
Title: Manager

For any Lender requiring a second signature line:

By:
Name: NA
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: Glazer Enhanced Offshore Fund, Ltd

Executing as a LENDER:

By:	/s/ Paul Glazer
Name: Paul Glazer
Title: Manager

For any Lender requiring a second signature line:

By:
Name: NA
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: Glazer Offshore Fund, Ltd

Executing as a LENDER:

By:	/s/ Paul Glazer
Name: Paul Glazer
Title: Manager

For any Lender requiring a second signature line:

By:
Name: NA
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: Glazer Qualified Partners, LP

Executing as a LENDER:

By:	/s/ Paul Glazer
Name: Paul Glazer
Title: Manager

For any Lender requiring a second signature line:

By:
Name: NA
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: GSS Offshore SPC – Glazer Segregated Portfolio

Executing as a LENDER:

By:	/s/ Paul Glazer
Name: Paul Glazer
Title: Manager

For any Lender requiring a second signature line:

By:
Name: NA
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: HFR MA Select Opportunity Master Trust

Executing as a LENDER:

By:	/s/ Paul Glazer
Name: Paul Glazer
Title: Manager

For any Lender requiring a second signature line:

By:
Name: NA
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY
By: Goldman Sachs Asset Manager, L.P., as Manager

Executing as a LENDER:

By:	/s/ Vini Kukreja
Name: Vini Kukreja
Title: VP

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC

Executing as a LENDER:

By:	/s/ Keith Rothwell
	Name: Keith Rothwell	Deirdre Fitzpatrick
	Title: Authorised Signatory	Authorised Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: NCRAM Loan Trust

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. as Investment Advisor

Executing as a LENDER:

By:	/s/ Steve Rosenthal
Name: Steve Rosenthal
Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:
Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund by Goldman Sachs Asset Management, L.P. as investment advisor and not as principal

Executing as a LENDER:

By:	/s/ Vini Kukreja
Name: Vini Kukreja
Title: VP

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: GOLDMAN SACHS LENDING PARTNERS LLC

Executing as a LENDER:

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: Golden Eagle Insurance Company

Executing as a LENDER:

By:	/s/ Sheila Finnerty
Name: Sheila Finnerty
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:  Halcyon Structured Asset Management CLO I LTD.

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO 2006-1 LTD.

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-1 LTD.

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-3 LTD.

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 LTD.

Halcyon Loan Investors CLO I, LTD.

Halcyon Loan Investors CLO II, LTD.

HALCYLON LOAN ADVISORS FUNDING 2012-1 LTD.

BACCHUS (U.S.) 2006-1 LTD.

SC PRO Loan II Limited

Swiss Capital Pro Loan III Plc

Swiss Capital PRO Loan V PLC

Executing as a LENDER:

By:	/s/ David Martino
Name: David Martino
Title: Controller

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Highbridge Liquid Loan Opportunities Master Fund, L.P.

By: Highbridge Principal Strategies LLC, its Investment Manager

Executing as a LENDER:

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Highbridge Loan Management 2012-1, Ltd.

By: Highbridge Principal Strategies LLC, its Investment Manager

Executing as a LENDER:

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

LFSIGXG LLC

By: Highbridge Principal Strategies LLC, its Sub-Advisor

Executing as a LENDER:

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Aberdeen Loan Funding, Ltd

By: Highland Capital Management, L.P. As Collateral Manager

Executing as a LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Eastland CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

Executing as a LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Granite Bay Long/Short Credit Master Fund, L.P.

By:	Granite Bay Long/Short Credit GP, LLC, its general partner

Executing as a LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Grayson CLO, Ltd.

By:	Highland Capital Management, L.P. As Collateral Manager

Executing as a LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Hewett’s Island CLO I-R, Ltd.

By:	Acis Capital Manager, LP, its Collateral Manager
By:	Acis Capital Manager GP LLC, its general manager

Executing as a LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Highland Credit Opportunities CDO, Ltd.

By:	Highland Capital Management, L.P., As Collateral Manager

Executing as a LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Liberty CLO, Ltd.

By:	Highland Capital Management, L.P., As Collateral Manager

Executing as a LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Longhorn Credit Funding, LLC

By:	Highland Capital Management, L.P., As Collateral Manager

Executing as a LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Rockwall CDO II Ltd.

By:	Highland Capital Management, L.P.; As Collateral Manager

Executing as a LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Southfork CLO, Ltd.

By:	Highland Capital Management, L.P., As Collateral Manager

Executing as a LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Stratford CLO, Ltd.

By:	Highland Capital Management, L.P. As Collateral Manager

Executing as a LENDER:

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Indiana Insurance Company

Executing as a LENDER:

By:	/s/ Sheila Finnerty
Name: Sheila Finnerty
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:  J. P. Morgan Whitefriars Inc.

Executing as a LENDER:

By:	/s/ Virginia R. Conway
Name: Virginia R. Conway
Title: Attorney-in-Fact

For any Lender requiring a second signature line:

By:	NA
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:  JPMORGAN CHASE BANK, N.A.

Executing as a LENDER:

By:	/s/ Andrew C. Faherty
Name: Andrew C. Faherty
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

LANDMARK IV CDO LIMITED

By:	Landmark Funds LLC, as Manager

Executing as a LENDER:

By:	/s/ James Bragg
Name: James Bragg
Title: Designated Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

LANDMARK VI CDO LTD

By:	Landmark Funds LLC, as Manager

Executing as a LENDER:

By:	/s/ James Bragg
Name: James Bragg
Title: Designated Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

LCM XI Limited Partnership

By:	LCM Asset Management LLC As Collateral Manager

Executing as a LENDER:

By:	/s/ Alexander B. Kenna
Name: LCM Asset Management LLC
Title: Alexander B. Kenna

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Liberty Insurance Company

Executing as a LENDER:

By:	/s/ Sheila Finnerty
Name: Sheila Finnerty
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Peerless Indemnity Insurance Company

Executing as a LENDER:

By:	/s/ Sheila Finnerty
Name: Sheila Finnerty
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Liberty Mutual Retirement Plan Master Trust

Executing as a LENDER:

By:	/s/ Sheila Finnerty
Name: Sheila Finnerty
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Safeco Insurance Company of Illinois

Executing as a LENDER:

By:	/s/ Sheila Finnerty
Name: Sheila Finnerty
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:  Golden Knight II CLO, Ltd.

Executing as a LENDER:

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: Lord Abbett Investment Trust – Lord Abbett Floating Rate Fund

Executing as a LENDER:

By:	/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

LATITUDE CLO III, LTD

Executing as a LENDER:

By:	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Hewett’s Island CLO IV, Ltd.

By:	LCM Asset Management LLC As Collateral Manager

Executing as a LENDER:

By:	/s/ Alexander B. Kenna
Name: LCM Asset Management LLC
Title: Alexander B. Kenna

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

LCM III, Ltd.

By:	LCM Asset Management LLC As Collateral Manager

Executing as a LENDER:

By:	/s/ Alexander B. Kenna
Name: LCM Asset Management LLC
Title: Alexander B. Kenna

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

LCM IV, Ltd.

By:	LCM Asset Management LLC As Collateral Manager
Executing as a LENDER:

By:	/s/ Alexander B. Kenna
Name: LCM Asset Management LLC
Title: Alexander B. Kenna

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

LCM IX, Limited Partnership

By:	LCM Asset Management LLC As Collateral Manager
Executing as a LENDER:

By:	/s/ Alexander B. Kenna
Name: LCM Asset Management LLC
Title: Alexander B. Kenna

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

LCM V, Ltd.

By:	LCM Asset Management LLC As Collateral Manager
Executing as a LENDER:

By:	/s/ Alexander B. Kenna
Name: LCM Asset Management LLC
Title: Alexander B. Kenna

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

LCM VI, Ltd.

By:	LCM Asset Management LLC As Collateral Manager
Executing as a LENDER:

By:	/s/ Alexander B. Kenna
Name: LCM Asset Management LLC
Title: Alexander B. Kenna

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

LCM X, Limited Partnership

By:	LCM Asset Management LLC As Collateral Manager
Executing as a LENDER:

By:	/s/ Alexander B. Kenna
Name: LCM Asset Management LLC
Title: Alexander B. Kenna

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

LCM XII, Limited Partnership

By:	LCM Asset Management LLC As Collateral Manager
Executing as a LENDER:

By:	/s/ Alexander B. Kenna
Name: LCM Asset Management LLC
Title: Alexander B. Kenna

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Macquarie Diversified Fixed Interest Fund

Executing as a LENDER:

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Macquarie Income Opportunities Fund

Executing as a LENDER:

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Venture IV CDO Limited

By:	its investment advisor, MJX Asset Management LLC
Executing as a LENDER:

By:	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Venture IX CDO Limited

By:	its investment advisor, MJX Asset Management LLC
Executing as a LENDER:

By:	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Venture V CDO Limited

By:	its investment advisor, MJX Asset Management LLC
Executing as a LENDER:

By:	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Venture VI CDO Limited

By:	its investment advisor, MJX Asset Management LLC
Executing as a LENDER:

By:	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Venture VII CDO Limited

By:	its investment advisor, MJX Asset Management LLC
Executing as a LENDER:

By:	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Venture VIII CDO Limited

By:	its investment advisor, MJX Asset Management LLC
Executing as a LENDER:

By:	/s/ Martin E. Davey
Name: Martin E. Davey
Title: Senior Portfolio Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:
Nationwide Mutual Insurance Company

Executing as a LENDER:

By:	/s/ Ronald R. Serpico
Name: Ronald R. Serpico
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Nomura Bond & Loan Fund

By:	Mitsubishi UFJ Trust & Banking Corporation as Trustee
By:	Nomura Corporate Research & Asset Management Inc. Attorney in Fact
Executing as a LENDER:

By:	/s/ Steve Rosenthal
Name: Steve Rosenthal
Title: Executive Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:
Post Global Limited Term High Yield Fund

Executing as a LENDER:
Post Global Limited Term High Yield Fund

Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Global Limited Term High Yield Fund

By:	/s/ Henry Chyung
Name: Henry Chyung
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:
Post Intermediate Term High Yield Fund, L.P.

Executing as a LENDER:

Post Intermediate Term High Yield Fund, L.P.

Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Intermediate Term High Yield Fund, L.P.

By:	/s/ Henry Chyung
Name: Henry Chyung
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:
Post Limited Term High Yield Master Fund, L.P.

Executing as a LENDER:

Post Limited Term High Yield Master Fund, L.P.

Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Limited Term High Yield Master Fund, L.P.

By:	/s/ Henry Chyung
Name: Henry Chyung
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:
Fargo Investments, L.P.

Executing as a LENDER:

Fargo Investments, L.P.

Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Fargo Investments, L.P.

By:	/s/ Henry Chyung
Name: Henry Chyung
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:
Post Intermediate Term High Yield Fund, L.P.

Executing as a LENDER:

Post Intermediate Term High Yield Fund, L.P.

Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Intermediate Term High Yield Fund, L.P.

By:	/s/ Henry Chyung
Name: Henry Chyung
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:
Post Limited Term High Yield Master Fund, L.P.

Executing as a LENDER:

Post Limited Term High Yield Master Fund, L.P.

Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Limited Term High Yield Master Fund, L.P.

By:	/s/ Henry Chyung
Name: Henry Chyung
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust

Executing as a LENDER:

By:	/s/ David C. Wagner
PPM America, Inc., as sub-adviser
Name: David C. Wagner
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

PPM GRAYHAWK CLO, LTD.

Executing as a LENDER:

By:	/s/ David C. Wagner
PPM America, Inc., as Collateral Manager
Name: David C. Wagner
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: PPM Monarch Bay Funding LLC

Executing as a LENDER:

By:	/s/ Stacy Lai
Name: Stacy Lai
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

NexPoint Credit Strategies Fund

Executing as a LENDER:

By:	/s/ Brian Mitts
Name: Brian Mitts
Title: Senior Fund Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Highland Floating Rate Opportunities Fund

Executing as a LENDER:

By:	/s/ Brian Mitts
Name: Brian Mitts
Title: Senior Fund Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: Baker Street Funding CLO 2005-1 Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

Executing as a LENDER:

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

CANNINGTON FUNDING LTD.

By: Silvermine Capital Management LLC As Investment Manager

Executing as a LENDER:

By:	/s/ Jonathan Marks
Name: Jonathan Marks
Title: Principal

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

COMSTOCK FUNDING LTD.

By: Silvermine Capital Management LLC As Investment Manager

Executing as a LENDER:

By:	/s/ Jonathan Marks
Name: Jonathan Marks
Title: Principal

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

ECP CLO 2008-1, LTD.

By: Silvermine Capital Management LLC As Investment Manager

Executing as a LENDER:

By:	/s/ Jonathan Marks
Name: Jonathan Marks
Title: Principal

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Silver Crest CBNA Loan Funding LLC

By: Citibank N.A.

Executing as a LENDER:

By:	/s/ Lynette Thompson
Name: Lynette Thompson
Title: Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

VIRGINIA RETIREMENT SYSTEM
By: Solus Alternative Asset Management LP
Its Investment Advisor

Executing as a LENDER:

By:	/s/ Gordon Yeager
Name: Gordon Yeager
Title: Chief Risk Officer & Chief Operations Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Stone Tower CLO IV Ltd.

By: Apollo Debt Advisors LLC, As its Collateral Manager

Executing as a LENDER:

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

Falcon Senior Loan Fund Ltd.

By: Apollo Fund Management LLC As Its Investment Manager

Executing as a LENDER:

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

O’Connor Global Multi-Strategy Alpha Master Limited

Executing as a LENDER:

By:	/s/ Emily Chong
Name: Emily Chong
Title: Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: 1776 CLO I, Ltd.

Executing as a LENDER:

By:	/s/ Ron Polye
Name: Ron Polye
Title: Authorized Officer

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: Wells Fargo Bank, National Association, as a Lender and Holder of $3,505,714.29 of Term Loans on its Loan Trading Desk

Executing as a LENDER:

By:	/s/ P. Jeffrey Huth
Name: P. Jeffrey Huth
Title: Director

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

OCEAN TRAILS CLO I

By: West Gate Horizons Advisors LLC, as Investment Manager

Executing as a LENDER:

By:	/s/ Helen Rhee
Name: Helen Rhee
Title: Senior Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

OCEAN TRAILS CLO II

By: West Gate Horizons Advisors LLC, as Investment Manager

Executing as a LENDER:

By:	/s/ Helen Rhee
Name: Helen Rhee
Title: Senior Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:

WG HORIZONS CLO I

By: West Gate Horizons Advisors LLC, as Investment Manager

Executing as a LENDER:

By:	/s/ Helen Rhee
Name: Helen Rhee
Title: Senior Analyst

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: WhiteHorse III, Ltd.
By: WhiteHorse Capital Partners, L.P.
As Collateral Manager
By: WhiteRock Asset Advisor, LLC its GP

Executing as a LENDER:

By:	/s/ Jay Carvell
Name: Jay Carvell
Title: Manager

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER: HFC Investors Trust

Executing as a LENDER:

By: Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement dated December 31, 2010

By:	/s/ Joseph B. Feil
Name: Joseph B. Feil
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

NAME OF LENDER:
Zions First National Bank

Executing as a LENDER:

By:	/s/ Mathew A. Johnson
Name: Mathew A. Johnson
Title: Vice President

For any Lender requiring a second signature line:

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]